SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2001

L90, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28893	95-4761069
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

4499 Glencoe Avenue
Marina del Rey, California	90292
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 751-0200

Not Applicable
(Former name or former address, if changed since last report)

This Report consists of 4 pages.

The Exhibit Index appears on page 4.

Item 5. Other Events.

Press Release

     On October 2, 2001, the Registrant issued the press release attached hereto as Exhibit 99.1, which press release is incorporated by reference herein.

Item 7. Financial Statements and Exhibits

Exhibits

Document Description	Exhibit No.

Registrant’s press release dated October 2, 2001.	99.1

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 2, 2001	L90, Inc. a Delaware corporation

	By:	/s/ John C. Bohan

President

EXHIBIT INDEX

Document Description	Exhibit No.

Registrant’s Press Release dated October 2, 2001.	99.1

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